UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.   )

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Spirit of Texas Bancshares, Inc.

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Spirit of Texas Bancshares, Inc. Important Notice Regarding the Availability of Proxy Materials P.O. BOX 8016, CARY, NC 27512-9903 Shareholders Meeting to be held on May 27, 2021 For Shareholders as of record on April 01, 2021 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend meeting, go to: www.proxydocs.com/STXB To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Spirit of Texas Bancshares, Inc. Meeting Type: Date: Time: Place: Annual Meeting of Shareholders Thursday, May 27, 2021 12:00 PM, Local Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/STXB for more details THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED SEE REVERSE FOR FULL AGENDA INTERNETwww.investorelections.com/STXB TELEPHONE(866) 648-8133* E-MAIL paper@investorelections.com To order paper materials, use one of the following methods. For a convenient way to view proxy material sand VOTE go to www.proxydocs.com/STXB If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 17, 2021. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

Spirit of Texas Bancshares, Inc. Annual Meeting of Shareholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2 PROPOSAL 1. Election of Directors 1.01 Allen C. Jones, IV 1.02 Akash J. Patel 1.03 H. D. Patel 1.04 Thomas C. Sooy 2. To ratify the audit committee's appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2021 To transact such other business as may properly come before the 2021 annual meeting or any adjournment or postponement thereof